UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07732

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  March 31, 2006

Date of reporting period:    September 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

Alliance World Dollar
Government Fund II

SEMI-ANNUAL REPORT

September 30, 2005

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.



November 22, 2005

Semi-Annual Report
This report provides management's discussion of fund performance for Alliance World Dollar Government Fund II (the "Fund") for the semi-annual reporting period ended September 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AWF".

Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, for the six- and 12- month periods ended September 30, 2005.

For the six-month period ended September 30, 2005, the Fund marginally underperformed its benchmark, the JPM EMBI+. Detracting from the Fund's performance was its overweight exposure to Ecuador during the months of April and May. Earlier in the period, the Fund held an overweight position in Ecuador based on valuation, potential ratings upgrades and the country's ability to finance itself. Political turmoil in April, however, superceded the country's positive fundamentals and caused Ecuador's bond prices to plummet.

Contributing positively to performance was the Fund's overweight position in Latin America, particularly Argentina. Some Latin American countries benefited from higher commodity and oil prices, as well as improved economic fundamentals. Countries in the Latin region benefited from improvement in their debt dynamics by pre-funding approximately 75% of their 2006 external financing needs. Argentina has benefited from the completion of its debt restructuring and from very strong economic growth. Within the Fund's Latin Amercian exposure, Venezuela contributed positively to the Fund's performance. Performance related to this country was helped by higher oil prices and speculation that the Venezuelan government will begin to pay back debt. Lastly, the Fund's overweight position in Russia contributed positively to its performance. Russia continued to post strong returns benefiting from several factors, including higher oil revenues, strong fiscal performance and debt pre-payments.

Market Review and Investment Strategy
The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the six-month period ended September 30, 2005, returning 10.89%, according to

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1


the JPM EMBI+. Spreads continued to tighten an additional 140 basis points to end the period at 244 basis points over Treasuries. Most emerging market countries have benefited from a number of different conditions, including strong investor demand, a favorable low global interest-rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

For the semi-annual reporting period ended September 30, 2005, all emerging market countries posted positive returns with the Latin region returning 11.38% and non-Latin countries returning 10.16%. Several Latin countries benefited from improved export demand and strong commodity prices, particularly oil. Countries outperforming for the semi-annual period included oil producing Venezuela, which returned 17.40%, Colombia at 14.24%, Panama at 14.14% and Russia at 13.07%. Argentina and Brazil also outpaced the index average, returning 12.60% and 12.55%, respectively. Underperforming countries for the period included Bulgaria at 2.6%, Poland at 3.80% and Morocco at 3.87%.

During the reporting period, the Fund maintained allocations to its core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Turkey and Venezuela). The Fund was also overweight in the Latin American region as the countries within this region benefited from improving macroeconomic fundamentals and higher commodity prices. The Fund was also positioned with a neutral spread exposure, however it remained defensive against interest-rate risk.

Individual emerging countries favored in the Fund during the year included Russia, Argentina, Peru and the Ukraine. As previously mentioned, Russia was one of the Fund's largest overweights and the best performing country outside of Latin America. Russia continued to benefit from higher oil revenues, strong fiscal performance and debt pre-payments. Argentina was favored in the Fund based on very strong growth (10.1% GDP growth in the second quarter of 2005), solid growth in reserves, and improvement in the political system with the president recently consolidating gains. The Fund's exposure to Peru was increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth has averaged 5% per annum. The Ukraine, which experienced strong economic growth and ratings upgrades, was also favored. Lastly, the Fund's exposure to Ecuador was significantly reduced. Although credit fundamentals in this country are sound, political volatility warranted caution.

2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


HISTORICAL PERFORMANCE

Historical Performance

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund II Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 37.

Benchmark Disclosure
The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

(Historical performance continued on next page)

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                   Returns
                                                    --------------------------
PERIODS ENDED SEPTEMBER 30, 2005                      6 Months    12 Months
-------------------------------------------------------------------------------
Alliance World Dollar Government Fund II (NAV)          10.81%     15.87%
JPM EMBI+                                               10.89%     15.15%

The Fund's Market Price per share on September 30, 2005 was $12.59. For additional Financial Highlights, please see page 26.


See Historical Performance and Benchmark disclosures on page 3.

4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


PORTFOLIO SUMMARY
September 30, 2005 (unaudited)

Portfolio Summary

PORTFOLIO STATISTICS
Net Assets ($mil): $979.7

[PIE CHART OMITTED]


SECURITY TYPE BREAKDOWN*
[ ]  82.4%  Sovereign Debt Obligations
[ ]  10.1%  Corporate Debt Obligations

[ ]  7.5%  Short -Term

* All data are as of September 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5


PORTFOLIO OF INVESTMENTS
September 30, 2005 (unaudited)

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-81.8%
Argentina-5.1%
Republic of Argentina
  3.97%, 12/31/33(a)                           $ 21,184      $21,862,310
  4.005%, 8/03/12(a)                             31,052       28,425,869
                                                             ------------
                                                              50,288,179

Belize-0.1%
Government of Belize
  9.50%, 8/15/12                                  1,265        1,068,925

Brazil-15.2%
Federal Republic of Brazil
  8.00%, 1/15/18                                  9,038        9,580,280
  8.25%, 1/20/34                                    973          977,865
  9.25%, 10/22/10                                 2,785        3,130,340
  10.50%, 7/14/14                                10,110       12,233,100
  11.00%, 8/17/40(b)                             40,314       49,384,649
  12.00%, 4/15/10                                 8,650       10,596,250
  12.75%, 1/15/20                                27,110       37,682,899
  14.50%, 10/15/09                                2,365        3,074,500
  DCB FRN
  Series L
  4.313%, 4/15/12(a)                             22,627       22,287,360
                                                             ------------
                                                             148,947,243

Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(c)                               3,204        3,961,746

Colombia-2.2%
Republic of Colombia
  10.75%, 1/15/13                                 8,057       10,123,621
  11.75%, 2/25/20                                 8,449       11,756,784
                                                             ------------
                                                              21,880,405

Dominican Republic-1.0%
Dominican Republic
  9.04%, 1/23/18(c)                                 692          768,034
  9.50%, 9/27/11(c)                               8,623        9,484,560
                                                             ------------
                                                              10,252,594

Ecuador-0.3%
Republic of Ecuador
  9.002%, 8/15/30(c)(d)                           2,720        2,567,680

6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Portfolio of Investments

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-1.2%
Republic of El Salvador
  7.625%, 9/21/34(c)                            $ 2,290       $2,541,900
  7.65%, 6/15/35(c)                               4,410        4,597,425
  8.50%, 7/25/11(c)                               3,700        4,227,250
                                                             ------------
                                                              11,366,575

Indonesia-1.1%
Republic of Indonesia
  6.75%, 3/10/14(c)                               8,585        8,434,763
  7.25%, 4/20/15(c)                               2,480        2,461,400
                                                             ------------
                                                              10,896,163

Jamaica-0.1%
Government of Jamaica
  10.625%, 6/20/17                                  950        1,054,500

Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(c)                              2,475        2,499,750
  10.125%, 8/06/08(c)                             7,501        8,101,080
  11.625%, 5/11/16(c)                             1,114        1,307,558
                                                             ------------
                                                              11,908,388

Malaysia-1.1%
Malaysia
  8.75%, 6/01/09                                  9,420       10,675,272

Mexico-16.4%
United Mexican States
  7.50%, 1/14/12                                  7,400        8,302,800
  8.125%, 12/30/19                               63,400       76,872,499
  11.375%, 9/15/16                               11,110       16,387,250
  Series A
  6.375%, 1/16/13                                 2,782        2,960,048
  8.00%, 9/24/22                                 34,632       41,904,719
  9.875%, 2/01/10                                11,800       14,042,000
                                                             ------------
                                                             160,469,316

Nigeria-0.8%
Central Bank of Nigeria
  6.25%, 11/15/20(d)                              7,250        7,322,500

Panama-2.7%
Republic of Panama
  8.875%, 9/30/27                                 2,613        3,227,055
  9.375%, 7/23/12-4/01/29                         6,285        7,732,650
  9.625%, 2/08/11                                 8,677       10,369,015
  10.75%, 5/15/20                                 3,940        5,492,360
                                                             ------------
                                                              26,821,080

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Peru-2.9%
Republic of Peru
  7.35%, 7/21/25                               $  3,889       $4,122,340
  8.375%, 5/03/16                                 1,902        2,223,438
  8.75%, 11/21/33                                18,273       22,064,648
  9.875%, 2/06/15                                   157          200,568
                                                             ------------
                                                              28,610,994

Philippines-4.9%
Republic of Philippines
  8.875%, 3/17/15                                17,505       18,642,825
  9.00%, 2/15/13                                  4,775        5,116,413
  9.50%, 2/02/30                                  4,046        4,319,105
  9.875%, 1/15/19                                12,750       14,216,250
  10.625%, 3/16/25                                4,503        5,257,253
                                                             ------------
                                                              47,551,846

Russia-13.0%
Russian Federation
  5.00%, 3/31/30(c)(d)                           60,545       69,173,910
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                 26,162       24,887,910
  Series VII
  3.00%, 5/14/11                                 36,920       32,999,095
                                                             ------------
                                                             127,060,915

Turkey-4.7%
Republic of Turkey
  7.375%, 2/05/25                                 2,142        2,139,323
  11.00%, 1/14/13                                 5,500        7,034,500
  11.50%, 1/23/12                                 5,183        6,634,240
  11.75%, 6/15/10                                 5,823        7,258,370
  11.875%, 1/15/30                               15,793       23,199,917
                                                             ------------
                                                              46,266,350

Ukraine-0.7%
Government of Ukraine
  7.65%, 6/11/13(c)                               1,170        1,288,463
  11.00%, 3/15/07(c)                              5,614        5,926,000
                                                             ------------
                                                               7,214,463

Uruguay-1.7%
Republic of Uruguay
  5.875%, 1/15/33(e)                             10,269       10,079,093
  7.50%, 3/15/15                                  3,691        3,779,584
  9.25%, 5/17/17                                  2,213        2,484,093
                                                             ------------
                                                              16,342,770

8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Portfolio of Investments
Venezuela-5.0%
Republic of Venezuela
  4.64%, 4/20/11(a)(c)                         $  3,050       $3,019,500
  5.375%, 8/07/10(c)                             11,850       11,541,900
  8.50%, 10/08/14                                   935        1,037,850
  9.25%, 9/15/27                                 25,785       30,529,439
  10.75%, 9/19/13                                 2,024        2,524,940
                                                             ------------
                                                              48,653,629

Total Sovereign Debt Obligations
  (cost $692,528,095)                                        801,181,533

CORPORATE DEBT OBLIGATIONS-10.0%
Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(c)                              4,071        3,758,160

Indonesia-0.5%
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                4,800        5,304,000

Jamaica-0.3%
Digicel Ltd.
  9.25%, 9/01/12(c)                               2,884        2,984,940

Kazakhstan-1.0%
Kazkommerts International BV
  8.50%, 4/16/13(c)                               3,000        3,281,250
PetroKazakhstan Finance BV
  9.625%, 2/12/10(c)                              3,500        4,003,125
TengizChevroil Finance Co.
  6.124%, 11/15/14(c)                             2,569        2,626,803
                                                             ------------
                                                               9,911,178

Mexico-1.5%
America Movil SA de CV
  6.375%, 3/01/35                                 2,488        2,425,800
Innova S De. R.L., SA
  9.375%, 9/19/13                                 7,955        9,028,925
Monterrey Power SA De CV
  9.625%, 11/15/09(c)                             2,526        2,918,101
                                                             ------------
                                                              14,372,826

People's Republic of China-0.4%
Choada Modern Agricultural Hldgs. Ltd.
  7.75%, 2/08/10(c)                               3,808        3,693,760

Peru-0.4%
Southern Peru Copper Corp.
  6.375%, 7/27/15(c)                              4,524        4,561,192

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9


                                               Shares or
                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Romania-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10                              $  3,075       $3,613,125

Russia-4.8%
Aries Vermogensverwaltng
  9.60%, 10/25/14(c)                             10,750       14,188,924
Citigroup (JSC Severstal)
  9.25%, 4/19/14(c)                               2,256        2,497,843
Gazprom Oao
  9.625%, 3/01/13(c)                             16,100       19,904,429
Gazstream, SA
  5.625%, 7/22/13(c)                              1,957        1,961,893
Mobile Telesystems Finance
  9.75%, 1/30/08(c)                               5,390        5,821,995
Russian Standard Bank
  8.125%, 4/21/08(c)                              1,482        1,517,272
Tyumen Oil
  11.00%, 11/06/07(c)                             1,075        1,189,488
                                                             ------------
                                                              47,081,844
Ukraine-0.3%
Kyivstar
  7.75%, 4/27/12(c)                                 900          919,890
  10.375%, 8/17/09(c)                             1,800        2,018,160
                                                             ------------
                                                               2,938,050
Total Corporate Debt Obligations
  (cost $92,413,601)                                          98,219,075

WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                     9,500          209,000
Republic of Venezuela
  Warrants, expiring 4/15/20                     25,000               -0-
                                                             ------------
Total Warrants
  (cost $0)                                                      209,000

SHORT-TERM INVESTMENT-7.5%
Time Deposit-7.5%
Societe Generale
  3.875%, 10/03/05
  (cost $73,300,000)                           $ 73,300       73,300,000
Total Investments-99.3%
  (cost $858,241,696)                                        972,909,608
Other assets less liabilities-0.7%                             6,768,029
                                                             ------------
Net Assets-100%                                             $979,677,637

10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Portfolio of Investments

CALL OPTIONS WRITTEN (see Note C)

                                       Exercise      Expiration
Description              Contracts(g)    Price          Month      U.S. $ Value
-------------------------------------------------------------------------------
Federal Republic of Brazil
  11.00%, 8/17/40         4,422,000     $119.80        Oct '05     $(119,394)
  11.00%, 8/17/40         8,456,000      120.25        Oct '05      (197,754)
  11.00%, 8/17/40         4,400,000      120.30        Oct '05      (103,840)
  11.00%, 8/17/40         4,400,000      121.00        Oct '05       (75,240)
                                                                 ------------
  (premiums received $223,732)                                     $(496,228)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                              Notional                             Unrealized
Swap Counterparty &            Amount     Interest   Termination  Appreciation/
Referenced Obligation          (000's)      Rate         Date    (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                $9,070      4.14%      4/20/10     $(873,940)
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                12,150      4.07       8/20/15      (715,378)
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                 4,250      3.02       1/20/10      (257,515)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                  3,075      0.50      11/26/13       (56,105)
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                4,070      5.60       3/20/14      (324,144)
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                 9,070      4.02       4/20/10      (783,814)

Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                19,047      1.98       4/20/07       539,697
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                18,840      3.09       8/20/10       656,825
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                 6,750      4.40       5/20/06       282,975
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                 8,600      1.13       1/20/07        89,046
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                4,070      4.95       3/20/09       303,775

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11


                              Notional                             Unrealized
Swap Counterparty &            Amount     Interest   Termination  Appreciation/
Referenced Obligation          (000's)      Rate         Date    (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts (continued):
Credit Suisse Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                 $5,800      6.90%      6/20/07      $693,245
CS First Boston
  Republic of Venezuela
  9.25%, 9/15/27                  13,570      3.17      10/20/15       283,187
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                 19,047      1.90       4/20/07       472,947
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27                 7,200     17.75       2/13/08     2,841,450
Morgan Stanley
  Federal Republic of Brazil
  12.25%, 3/06/30                  5,120      3.80       8/20/06       169,131


(a) Floating rate security. Stated interest rate was in effect at September 30, 2005.

(b) Position, or portion has been segregated by the Fund for the written call options outstanding at September 30, 2005. The value of this security amounted to $26,555,550 at September 30, 2005.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,2005, the aggregate market value of these securities amounted to $219,750,144 or 22.4% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2005.

(e) Pay-In-Kind Payment (PIK)

(f) Non-income producing security.

(g) One contract relates to principal amount of $1.00.

    Glossary of Terms:
    DCB - Debt Conversion Bonds
    FRN - Floating Rate Note

    See notes to financial statements.

12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $858,241,696)           $972,909,608
Cash                                                                   851,640
Unrealized appreciation of swap contracts                            6,332,278
Receivable for investment securities sold                           38,728,792
Interest receivable                                                 12,161,092
                                                                 -------------
Total assets                                                     1,030,983,410
Liabilities
Outstanding call options written, at value
(premiums received $223,732)                                           496,228
Unrealized depreciation of swap contracts                            3,010,896
Payable for investment securities purchased                         46,089,691
Advisory fee payable                                                   976,236
Administrative fee payable                                             217,746
Accrued expenses                                                       514,976
Total liabilities                                                   51,305,773
                                                                 -------------
Net Assets                                                        $979,677,637
Composition of Net Assets
Capital stock, at par                                                 $676,487
Additional paid-in capital                                         915,684,316
Undistributed net investment income                                    957,718
Accumulated net realized loss on investment transactions           (55,357,682)
Net unrealized appreciation of investments                         117,716,798
                                                                 -------------
                                                                  $979,677,637
Net Asset Value Per Share
  (based on 67,648,715 shares outstanding)                              $14.48


See notes to financial statements.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13


STATEMENT OF OPERATIONS
Six Months Ended September 30, 2005 (unaudited)

Investment Income
Interest                                                           $36,857,286
Expenses
Advisory fee                                    $4,782,572
Administrative                                     710,743
Custodian                                          371,276
Printing                                           128,083
Legal                                               54,394
Registration                                        53,351
Transfer agency                                     48,329
Audit                                               38,636
Directors' fees                                     17,748
Miscellaneous                                       17,954
                                                ----------
Total expenses before interest                   6,223,086
Interest expense                                    10,745
Total expenses                                                       6,233,831
                                                                   -----------
Net investment income                                               30,623,455
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
  Investment transactions                                           23,342,443
  Swap contracts                                                     1,403,808
  Written options                                                      733,722
Net change in unrealized
appreciation/depreciation of:
  Investments                                                       38,389,972
  Swap contracts                                                    (1,141,925)
  Written options                                                     (272,496)
Net gain on investment transactions                                 62,455,524
Net Increase in Net Assets
from Operations                                                    $93,078,979

See notes to financial statements.


14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months
                                                  Ended
                                               September 30,       Year Ended
                                                   2005             March 31,
                                               (unaudited)            2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $30,623,455         $58,528,641
Net realized gain on investment
  transactions                                  25,479,973          54,756,900
Net change in unrealized
  appreciation/depreciation
  of investments                                36,975,551         (59,650,121)
Net increase in net assets
  from operations                               93,078,979          53,635,420
Dividends to Shareholders from
Net investment income                          (30,238,977)        (56,250,387)
Total increase (decrease)                       62,840,002          (2,614,967)
Net Assets
Beginning of period                            916,837,635         919,452,602
End of period (including undistributed
  net investment income of $957,718 and
  $573,240, respectively)                     $979,677,637        $916,837,635


See notes to financial statements.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15


NOTES TO FINANCIAL STATEMENTS
September 30, 2005 (unaudited)

NOTE A
Significant Accounting Policies
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the

16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

"Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17


assets. Such fee is accrued daily and paid monthly. Please see the Subsequent Event Note for additional information regarding the advisory fee.

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports. Please see the Subsequent Event Note for additional information regarding the administrative fee.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended September 30, 2005, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2005, were as follows:

                                          Purchases              Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)            $384,162,736         $338,848,690
U.S. government securities                         -0-                  -0-

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation                                 $114,969,601
Gross unrealized depreciation                                     (301,689)
Net unrealized appreciation                                   $114,667,912

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for

18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended September 30, 2005, were as follows:
                                                     Number of        Premiums
                                                     Contracts        Received
-------------------------------------------------------------------------------
Options outstanding at
  March 31, 2005                                             -0-    $        -0-
Options written                                      83,675,000         957,454
Options terminated in closing purchase
  transactions                                      (14,861,000)       (187,707)
Options expired                                     (47,136,000)       (546,015)
Options outstanding at
  September 30, 2005                                 21,678,000     $   223,732

2. Swap Agreements
The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19


a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to April 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $108,044,000, with net unrealized

20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

appreciation of $6,332,278 and terms ranging from 8 months to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $38,610,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $69,434,000 as of September 30, 2005.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended September 30, 2005, the average amount of reverse repurchase agreements outstanding was $11,734,439 and the daily weighted average interest rate was .25%. There were no outstanding reverse repurchase agreements at September 30, 2005.

NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value common stock authorized of which 67,648,715 shares were issued and outstanding at September 30, 2005. During the six months ended September 30, 2005 and the year ended March 31, 2005, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21


Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F
Distributions to Shareholders
The tax character of distributions to be paid for the year ending March 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 were as follows:

                                               2005                 2004
---------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                          $56,250,387         $87,373,144
Total taxable distributions                 56,250,387          87,373,144
Total distributions paid                   $56,250,387         $87,373,144

As of March 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $5,805,680
Accumulated capital and other losses                           (77,680,541)(a)
Unrealized appreciation/(depreciation)                          72,351,693(b)
Total accumulated earnings/(deficit)                              $476,832

(a) On March 31, 2005, the Fund had a net capital loss carryforward of $77,680,541 of which $19,158,020 expires in the year 2010 and $58,522,521 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $49,733,626.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

NOTE G
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG")

22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23


  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.
On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SECOrder and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment

24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Notes to Financial Statements

Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE H
Subsequent Events
Effective October 1, 2005, the terms of the Advisory Agreement were amended so that the advisory fee was reduced to .90% of the Fund's average weekly net assets, as described in Note B.

Effective October 1, 2005, the terms of the Administration Agreement were amended so that the Fund shall reimburse the Administrator for its costs, including legal and accounting costs, as set forth in the Administration Agreement, provided, however, that such reimbursement shall not exceed an annual rate of .15% of the Fund's average weekly net assets.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                             Six Months
                                               Ended
                                            September 30,                       Year Ended March 31,
                                               2005       --------------------------------------------------------------
                                            (unaudited)      2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.55       $13.59       $11.42       $10.58       $10.37       $10.83
Income From Investment
  Operations
Net investment income(c)                         .45          .87          .99         1.07         1.32         1.25
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .93         (.08)        2.36          .83          .19         (.62)
Net increase in net asset
  value from operations                         1.38          .79         3.35         1.90         1.51          .63
Less: Dividends
Dividends from net
  investment income                             (.45)        (.83)       (1.18)       (1.06)       (1.30)       (1.09)
Net asset value, end of period                $14.48       $13.55       $13.59       $11.42       $10.58       $10.37
Market value, end of period                   $12.59       $11.80       $12.91       $10.91       $10.32        $9.15
Premium/(Discount)                            (13.05)%     (12.92)%      (5.00)%      (4.47)%      (2.46)%     (11.76)%
Total Return
Total investment return based on:(d)
  Market value                                 10.63%       (1.96)%      29.27%       17.72%       27.02%       12.05%
  Net asset value                              10.81%        6.94%       30.01%       20.20%       16.22%        7.73%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $979,678     $916,838     $919,453     $889,435     $823,753     $807,476
Ratio to average net assets of:
  Expenses                                      1.30%(e)     1.30%        1.29%        1.49%        1.88%        1.90%
  Expenses, excluding
    interest expense                            1.30%(e)     1.28%        1.25%        1.35%        1.29%        1.28%
  Net investment income                         6.40%(e)     6.50%        7.65%       10.53%       12.69%       11.31%
Portfolio turnover rate                           40%         147%         158%         121%         178%         203%

See footnote summary on page 27.

26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Financial Highlights

(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27


BOARD OF DIRECTORS

William H.Foulk, Jr.(1), Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent,
Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI02940-3011

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Paul J. DeNoon, a member of the Global Fixed Income Emerging Market Investment Team, is primarily responsible for the day-to-day management of the Fund's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29


  8. portfolio turnover rates for the Fund;

  9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

  10. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

  11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

  12. the terms of the Advisory Agreement, including the proposed revisions to the Advisory Agreement discussed below; and

  13. the terms of the Administration Agreement, including the proposed revisions to the Administration Agreement discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement (with the changes approved at the meeting), and (ii) between the Fund and the Administrator, as provided in the Administration Agreement (with the changes approved at the meeting), were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement, with the

30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


changes approved at the meeting, and to the Administrator pursuant to the Administration Agreement, with the changes approved at the meeting, are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the following services: (a) oversees the determination and publication of the Fund's net asset value; (b) oversees the maintenance of the books and records of the Fund; (c) arranges for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) prepares the Fund's federal, state and local income tax returns; (e) prepares the financial information for the Fund's proxy statements and reports to shareholders; (f) prepares the Fund's periodic financial and other reports to regulatory agencies; (g) responds to or refers, as appropriate, shareholder inquiries; (h) coordinates audit examinations; and
(i) conducts asset maintenance tests and prepares related reports. With respect to (g) the directors noted that the Fund pays Alliance Global Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31


the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. Since the Fund does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund compared to other funds in the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception July 1993) and for each of the last ten calendar years, and compared to the JP Morgan Emerging Markets Bond Index Global (the "Index") for periods ending May 31, 2005 over the YTD, 1-, 3-, 5- and 10-year periods. The directors noted that in the Lipper Average comparison, the Fund's performance was somewhat below the Lipper medians in the YTD and 1-year periods, significantly above the Lipper median in the 3-year period and somewhat above the Lipper medians in all other periods reviewed and that the Fund's calendar year performance was somewhat below the Lipper medians in 2004, 1996 and 1994, slightly above the Lipper medians in 2003 and 1995, significantly above the Lipper medians in 2002, 2000 and 1997, significantly below the Lipper medians in 2001 and 1998 and somewhat above the Lipper median in 1999. The directors further noted that the Fund outperformed the Index in all periods reviewed, and that this comparison was affected by the fact that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses
The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General ("NYAG"), the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). The directors

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 33


noted that the Fund's contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund's fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction.

Prior to their September 14 and 16, 2005 meeting, the directors requested a reduction in the advisory fees of the Fund to the levels charged to the comparable open-end fund managed by the Adviser. At their September 14 and 16, 2005 meeting, the directors considered the Adviser's proposal, in response to the directors' request, to amend the Advisory Agreement to reduce the fee rate by 10 basis points and the Administrator's proposal to replace the current 15 basis points fee with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points. In evaluating the Adviser's proposal the directors took into account the fact that the Fund utilizes leverage and that as a result the Fund's assets that the Adviser invests and reinvests are materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement. They also noted that the Adviser's costs in respect of the Fund had recently been reduced by the Adviser's termination of an agreement pursuant to which it had paid a third party a consulting fee equal to .10% of the Fund's average weekly net assets.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group created by Lipper (an Expense Group, which Lipper described as a small, hand-selected group of "peer funds"). Comparison information for an Expense Universe (described by Lipper as a broader array of funds) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 115 basis points (combined advisory and administration fees paid under the Advisory and Administration Agreements) were the same as the median for the Expense Group. The directors also noted

34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


that the Fund's expense ratio (which, they noted, benefited from the Fund's relatively large size) was materially lower than the median for the Expense Group. The directors noted that the reductions in the advisory and administration fees proposed by the Adviser and Administrator would have resulted in a material benefit to the Fund if they had been in effect in the Fund's prior fiscal year. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale
The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35

----------------------------------------------------
ALLIANCEBERNSTEIN FAMILY OF FUNDS
----------------------------------------------------
Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------------------
Blended Style Funds
----------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------------------
Growth Funds
----------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

----------------------------------------------------
Value Funds
----------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------------------
Taxable Bond Funds
----------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------------------
Municipal Bond Funds
----------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-----------------------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------------------
Closed-End Funds
-----------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


SUMMARY OF GENERAL INFORMATION

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37


ALLIANCEBERNSTEIN WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

WDGIISR0905


ITEM 2.  CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  EXHIBIT NO.   DESCRIPTION OF EXHIBIT
  12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund II, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:     November 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:    November 29, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    November 29, 2005